SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the  registrant |X|
Filed by a party other than the registrant |_|
Check the  appropriate  box:
|_|  Preliminary  proxy  statement
|X|  Definitive  proxy  statement
|_|  Definitive  additional  materials
|_|  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

              The BlackRock Insured Municipal 2008 Term Trust Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
                                 Not Applicable
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
    |X|  No fee required.
    |_|  Fee computed on table below per Exchange Act Rules 14a-(i)(4) and 0-11.
    (1)  Title of each class of securities to which transaction applies:
                   Common Stock, par value $0.01 per share and
                     Auction Rate Municipal Preferred Stock,
                    liquidation preference $25,000 per share.
--------------------------------------------------------------------------------

    (2)  Aggregate number of securities to which transactions applies:

        27,207,093 shares of Common Stock, par value $0.01 per share and
             8,240 shares of Auction Rate Municipal Preferred Stock,
                    liquidation preference $25,000 per share.
--------------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
                                       N/A
--------------------------------------------------------------------------------

    (4)  Proposed maximum aggregate value of transaction:
                                       N/A
--------------------------------------------------------------------------------

    (5)  Total fee paid:
                                       N/A
--------------------------------------------------------------------------------

    |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
    (1)  Amount previously paid:

--------------------------------------------------------------------------------

    (2)  Form, schedule or registration statement no.:

--------------------------------------------------------------------------------

    (3)  Filing party:

--------------------------------------------------------------------------------

    (4)  Date filed:

--------------------------------------------------------------------------------

[GRAPHIC OMITTED]


         THE BLACKROCK INVESTMENT QUALITY MUNICIPAL TRUST INC. ("BKN")
          THE BLACKROCK INSURED MUNICIPAL 2008 TERM TRUST INC. ("BRM")
    THE BLACKROCK CALIFORNIA INSURED MUNICIPAL 2008 TERM TRUST INC. ("BFC")
        THE BLACKROCK FLORIDA INSURED MUNICIPAL 2008 TERM TRUST ("BRF")
     THE BLACKROCK NEW YORK INSURED MUNICIPAL 2008 TERM TRUST INC. ("BLN")
       THE BLACKROCK BROAD INVESTMENT GRADE 2009 TERM TRUST INC. ("BCT")
                             800 SCUDDERS MILL ROAD
                          PLAINSBORO, NEW JERSEY 08536


                    THE BLACKROCK INCOME TRUST INC. ("BKT")
                     THE BLACKROCK HIGH YIELD TRUST ("BHY")
                  THE BLACKROCK TARGET TERM TRUST INC. ("BTT")
            THE BLACKROCK INVESTMENT QUALITY TERM TRUST INC. ("BQT")
                THE BLACKROCK ADVANTAGE TERM TRUST INC. ("BAT")
             THE BLACKROCK MUNICIPAL TARGET TERM TRUST INC. ("BMN")
    THE BLACKROCK CALIFORNIA INVESTMENT QUALITY MUNICIPAL TRUST INC. ("RAA")
        THE BLACKROCK FLORIDA INVESTMENT QUALITY MUNICIPAL TRUST ("RFA")
    THE BLACKROCK NEW JERSEY INVESTMENT QUALITY MUNICIPAL TRUST INC. ("RNJ")
     THE BLACKROCK NEW YORK INVESTMENT QUALITY MUNICIPAL TRUST INC. ("RNY")
                              GATEWAY CENTER THREE
                              100 MULBERRY STREET
                            NEWARK, NEW JERSEY 07102



            THE BLACKROCK INSURED MUNICIPAL TERM TRUST INC. ("BMT")
          THE BLACKROCK 2001 TERM TRUST INC. ("BTM"-PREVIOUSLY "BLK")
                          1285 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10019


                THE BLACKROCK STRATEGIC TERM TRUST INC. ("BGT")
                             TWO WORLD TRADE CENTER
                            NEW YORK, NEW YORK 10048


          THE BLACKROCK PENNSYLVANIA STRATEGIC MUNICIPAL TRUST ("BPS")
                THE BLACKROCK STRATEGIC MUNICIPAL TRUST ("BSD")
                              400 BELLEVUE PARKWAY
                              WILMINGTON, DE 19809

                               ----------------
                 NOTICE OF JOINT ANNUAL MEETING OF STOCKHOLDERS
                               ----------------
                           TO BE HELD ON MAY 18, 2000

To the Stockholders of BKN, BRM, BFC, BRF, BLN, BCT, BKT, BHY, BTT, BQT, BAT, BMN, RAA, RFA, RNJ, RNY, BMT, BTM, BGT, BPS and BSD (collectively, the "Trusts"):

     The Joint Annual Meeting of Stockholders of the Trusts will be held at One Seaport Plaza, New York, New York on May 18, 2000 at 10:00 a.m. (New York Time) for the following purposes:

     1. With respect to BHY, BKN, BRM, BFC, BRF, BLN, BTT and BTM, to elect two Directors (Trustees for BRF) and with respect to BCT, BKT, BQT, BAT, BMN, RAA, RFA, RNJ, RNY, BMT and BGT, to elect three Directors (Trustees for RFA) and each to hold office for the term indicated until his successor shall have been elected and qualified; with respect to BPS and BSD to elect eight Trustees, each to hold office for the term indicated and until his successor shall have been elected and qualified;

     2. To consider and act upon the ratification of the selection of Deloitte & Touche LLP as independent auditors of each of the Trusts for the fiscal year ending June 30, 2000 with respect to BTM, for the fiscal year ending October 31, 2000 with respect to BKN, BCT, RAA, RFA, RNJ, RNY, BHY and BKT for the fiscal year ending December 31, 2000 with respect to BRM, BLN, BFC, BRF, BTT, BAT, BGT, BMN, BQT, BPS, BSD and BMT;

     3. To transact such other business as may properly come before the meeting or any adjournments thereof.

     THE BOARD OF DIRECTORS OR TRUSTEES (THE "BOARD") OF EACH TRUST RECOMMENDS THAT YOU VOTE "FOR" PROPOSALS ONE AND TWO.

     We encourage you to contact BlackRock at (800) 227-7BFM (7236) if you have any questions.

     The stock transfer books will not be closed, but in lieu thereof, the respective Board of Directors or Trustees have fixed the close of business on February 29, 2000 as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting.



                                                  By order of the respective
                                                  Board of Directors or Trustees



                                                  Karen H. Sabath, Secretary


New York, New York
March 31, 2000


--------------------------------------------------------------------------------
 IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING IN PERSON OR BY PROXY; IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE APPROPRIATE ENCLOSED PROXY OR PROXIES IN THE ACCOMPANYING ENVELOPE PROVIDED FOR YOUR CONVENIENCE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

             THE BLACKROCK INVESTMENT QUALITY MUNICIPAL TRUST INC.
              THE BLACKROCK INSURED MUNICIPAL 2008 TERM TRUST INC.
        THE BLACKROCK CALIFORNIA INSURED MUNICIPAL 2008 TERM TRUST INC.
            THE BLACKROCK FLORIDA INSURED MUNICIPAL 2008 TERM TRUST
         THE BLACKROCK NEW YORK INSURED MUNICIPAL 2008 TERM TRUST INC.
           THE BLACKROCK BROAD INVESTMENT GRADE 2009 TERM TRUST INC.
                             800 SCUDDERS MILL ROAD
                          PLAINSBORO, NEW JERSEY 08536


                        THE BLACKROCK INCOME TRUST INC.
                         THE BLACKROCK HIGH YIELD TRUST
                      THE BLACKROCK TARGET TERM TRUST INC.
                THE BLACKROCK INVESTMENT QUALITY TERM TRUST INC.
                    THE BLACKROCK ADVANTAGE TERM TRUST INC.
                 THE BLACKROCK MUNICIPAL TARGET TERM TRUST INC.
        THE BLACKROCK CALIFORNIA INVESTMENT QUALITY MUNICIPAL TRUST INC.
           THE BLACKROCK FLORIDA INVESTMENT QUALITY MUNICIPAL TRUST
        THE BLACKROCK NEW JERSEY INVESTMENT QUALITY MUNICIPAL TRUST INC.
         THE BLACKROCK NEW YORK INVESTMENT QUALITY MUNICIPAL TRUST INC.
                              GATEWAY CENTER THREE
                              100 MULBERRY STREET
                            NEWARK, NEW JERSEY 07102


                THE BLACKROCK INSURED MUNICIPAL TERM TRUST INC.
                       THE BLACKROCK 2001 TERM TRUST INC.
                          1285 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10019


                    THE BLACKROCK STRATEGIC TERM TRUST INC.
                             TWO WORLD TRADE CENTER
                           NEW YORK, NEW YORK 10048


              THE BLACKROCK PENNSYLVANIA STRATEGIC MUNICIPAL TRUST
                    THE BLACKROCK STRATEGIC MUNICIPAL TRUST
                              400 BELLEVUE PARKWAY
                              WILMINGTON, DE 19809
                               ----------------
                             JOINT PROXY STATEMENT
                               ----------------
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 18, 2000

                                  INTRODUCTION

     This joint proxy statement is furnished in connection with the solicitation by the respective Board of Directors or Trustees, as the case may be (the "Board"), of each of the Trusts of proxies to be voted at the Joint Annual Meeting of Stockholders or Shareholders, as the case may be, (the "Meeting") of the Trusts to be held at One Seaport Plaza, New York, New York, on May 18, 2000 at 10:00 a.m. (New York Time), and at any adjournments thereof, for the purposes set forth in the accompanying Notice of Joint Annual Meeting of Stockholders. Any such adjournment will require the affirmative vote of a majority of the shares present in person or by proxy to be voted at the Meeting. The persons named as proxies will vote in favor of any such adjournment those proxies which instruct them to vote in favor of any of the proposals. Conversely, they will vote against any such adjournment any proxies which instruct them to vote against the proposals. As used in the Notice of Joint Annual Meeting of Stockholders and as used herein, the term "Directors" shall include Trustees and the term "Stockholders" shall include Shareholders where the use of the terms "Trustees" or "Shareholders" would otherwise be appropriate.

     The Meeting is scheduled as a joint meeting of the respective stockholders of the Trusts because the stockholders of all the Trusts are expected to consider and vote on similar matters. The Board of each Trust has determined that the use of a joint Proxy Statement for the Meeting is in the best interest of each Trust's stockholders. In the event that any stockholder present at the Meeting objects to the holding of a joint meeting and moves for an adjournment of his Trust's meeting to a time immediately after the Meeting so that his Trust's meeting may be held separately, the persons named as proxies will vote in favor of such adjournment. Stockholders of each Trust will vote separately on each of the Proposals relating to their Trust, and an unfavorable vote on a Proposal by the stockholders of one Trust will not affect the implementation of such a Proposal by another Trust if the Proposal is approved by the stockholders of that Trust.

     The cost of soliciting proxies will be borne by each of the Trusts in proportion to the amount of proxies solicited on behalf of each Trust. In addition, certain officers, directors and employees of each of the Trusts, Dean Witter InterCapital Inc., Prudential Investments Fund Management LLC, Princeton Administrators L.P. (formerly Middlesex Administrators L.P.,), Mitchell Hutchins Asset Management Inc., BlackRock Advisors, Inc., (the "Advisor") (none of whom will receive additional compensation therefor) may solicit proxies by telephone or mail. In addition, certain of the Trusts may employ Georgeson Shareholder Communications Inc. pursuant to its standard contract as proxy solicitor, the cost of which will be borne proportionately by each of the Trusts and is estimated to be approximately $3,500 per Trust. The Advisor is located at 400 Bellevue Parkway, Wilmington, Delaware 19809.

     All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Abstentions will be counted as present but not voting with respect to those proposals from which a stockholder abstains. Broker non-votes will be treated as shares that are present for purposes of determining whether a quorum is present and may be voted on Proposals 1 and 2. Unless instructions to the contrary are marked, shares represented by all properly executed proxies will be voted "FOR" Proposals one and two. Any proxy may be revoked at any time prior to the exercise thereof by submitting another proxy bearing a later date or by giving written notice to the Secretary of the applicable Trusts at the applicable address indicated above or by voting in person at the Meeting.

     Some proposals require more votes than others to be approved. With respect to each of the Trusts an affirmative vote of a simple majority of the shares present and voting at the meeting at which a quorum is present is necessary to ratify the selection of independent auditors. The affirmative vote of a plurality of the shares present at the meeting at which a quorum is present is necessary to elect the Director nominees.

     The Board of each Trust knows of no business other than that specifically mentioned in the Notice of Meeting which will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named in the enclosed proxy to vote thereon in accordance with their best judgment.

     The Board of each Trust has fixed the close of business on February 29, 2000, as the record date for the determination of stockholders of each Trust entitled to notice of and to vote at the Meeting or any adjournment thereof. Stockholders of each Trust on that date will be entitled to one vote on each matter to be voted on by that Trust for each share held and a fractional vote with respect to fractional shares with no cumulative voting rights.

     The holders of any Trust's Auction Rate Municipal Preferred Stock will have equal voting rights with the holders of that Trust's common stock (i.e., one vote per share), and will vote together with the holders of common stock as a single class on the proposals to elect Directors and ratify the independent accountants, except that the holders of Auction Rate Municipal Preferred Stock of each Trust which is electing Class I or II directors at this meeting, voting separately as a class, will elect two Directors. The two Directors that have been designated as representing the holders of each respective Trust's Auction Rate Municipal Preferred Stock are Richard E. Cavanagh and Frank J. Fabozzi (see "Proposal No. 1-Election of Directors," below).

     Pursuant to the rules promulgated by the Securities and Exchange Commission the following table sets forth the proposal to be voted on by each Trust with auditors to be voted on by all Trusts.

                                   VOTE ON DIRECTORS
                           FUND     OF CLASS NUMBER
                       ---------------------------------
                            BRM            I
                            BFC            I
                            BRF            I
                            BLN            I
                            BKN            I
                            BCT           III
                            BMN            II
                            BHY            I
                            BTT            I
                            BAT           III
                            RAA           III
                            RFA           III
                            RNJ           III
                            RNY           III
                            BKT            II
                            BMT            II
                            BGT           III
                            BQT            II
                            BTM            I
                            BPS           All
                            BSD           All

     At the close of business on February 29, 2000, BRM had outstanding 27,207,093 shares of Common Stock, par value $0.01 per share and 8,240 shares of Auction Rate Municipal Preferred Stock, liquidation preference $25,000 per share, BLN had outstanding 11,257,093 shares of Common Stock, par value $0.01 per share and 3,420 shares of Auction Rate Municipal Preferred Stock, liquidation preference $25,000 per share, BFC had outstanding 10,407,093 shares of Common Stock, par value $0.01 per share and 3,120 shares of Auction Rate Municipal Preferred Stock, liquidation preference $25,000 per share, BRF had outstanding 8,707,093 common shares of beneficial interest, par value $0.01 per share and 2,640 Auction Rate Municipal Preferred Shares of beneficial interest, liquidation preference $25,000 per share, BKN had outstanding 16,707,093 shares of Common Stock, par value $0.01 per share and 5,200 shares of Auction Rate Municipal Preferred Stock, liquidation preference $25,000 per share, BCT had outstanding 2,957,093 shares of Common Stock, par value $0.01 per share, BMN had outstanding 45,410,639 shares of Common Stock, par value $0.01 per share and 9,000 shares of Auction Rate Municipal Preferred Stock, liquidation preference $25,000 per share, BHY had outstanding 6,306,667 common shares of beneficial interest, par value $0.01 per share, BTT had outstanding 95,460,639 shares of Common Stock, par value $0.01 per share, BAT had outstanding 9,510,667 shares of Common Stock, par value $0.01 per share, RAA had outstanding 1,007,093 shares of Common Stock, par value $0.01 per share and 300 shares of Auction Rate Municipal Preferred Stock, liquidation preference $25,000 per share, RFA had outstanding 1,127,093 common shares of beneficial interest, par value $0.01 per share and 340 Auction Rate Municipal Preferred Shares of beneficial interest, liquidation preference $25,000 per share, RNJ had outstanding 1,007,093 shares of Common Stock, par value $0.01 per share and 300 shares of Auction Rate Municipal Preferred Stock, liquidation preference $25,000 per share, RNY had outstanding 1,307,093 shares of Common Stock, par value $0.01 per share and 392 shares of Auction Rate Municipal Preferred Stock, liquidation preference $25,000 per share, BMT had outstanding 25,885,639 shares of Common Stock, par value $0.01 per share and 5,200 shares of Auction Rate Municipal Preferred Stock, liquidation preference $25,000 per share, BKT had outstanding 62,849,878 shares of Common Stock, par value $0.01 per share, BGT had outstanding 57,510,639 shares of Common Stock, par value $0.01 per share, BQT had outstanding
36,810,640 shares of Common Stock, par value $0.01 per share, BTM had outstanding 142,010,583 shares of Common Stock, par value $0.01 per share, BPS had outstanding 2,015,492 common shares of beneficial interest, par value $.001 per share and 700 shares of Auction Rate Municipal Preferred shares of beneficial interest, liquidation preference $25,000 per share and BSD had outstanding 7,241,931 common shares of beneficial interest, par value $.001 per share and 2,480 shares of Auction Rate Municipal Preferred shares of beneficial interest, liquidation preference $25,000 per share. For each Trust, the class or classes of stock listed above are the only authorized class or classes of stock.

     The principal executive offices of BRM, BLN, BFC, BRF, BCT and BKN are located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536, the principal executive offices of BMN, BHY, BTT, BAT, RAA, RFA, RNJ, RNY, BKT and BQT are located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, the principal executive offices of BGT are located at Two World Trade Center, New York, New York 10048, the principal executive offices of BMT and BTM are located at 1285 Avenue of the Americas, New York, New York 10019 and the principal executive offices of BPS and BSD are located at 400 Bellevue Parkway, Wilmington, DE 19809. The enclosed proxy or proxies and this proxy statement are first being sent to the Trusts' stockholders on or about March 31, 2000.

     Each Trust will furnish, without charge, a copy of such Trust's most recent Annual Report and the most recent Semi-Annual Report succeeding the Annual Report, if any, to any stockholder upon request, provided such Annual or Semi-Annual Report is not enclosed herein. Requests should be directed to 400 Bellevue Parkway, Wilmington, DE 19809 (telephone number (800) 227-7BFM(7236)).

     As of February 29, 2000, to the knowledge of each Trust, no person beneficially owned more than 5% of any Trust, except that 5,533,200 of the outstanding common shares of BTT (or 5.8% of the outstanding common shares) are held by Credit Suisse First Boston, which is located at Uetlibergstrasse 231, P.O. Box 900, CH-8045 Zurich, Switzerland, 17,967,200 of the outstanding common shares of BTM (or 12.7% of the outstanding common shares) are held by The Progressive Corporation, which is located at 6300 Wilson Mills Road, Mayfield Village, OH 44143, 242,400 of the outstanding common shares of RAA (or 24.07% of the outstanding common shares) are jointly held by M.H. Whittier Corporation, James E. Greene, Arlo G. Sorensen, Michael J. Casey and Whittier Trust Company, all of whom are located at 1600 Huntington Drive, South Pasadena, California 91030, 178,300 of the outstanding common shares of BCT (or 6.03% of the outstanding common shares) and 945,472 of the outstanding common shares of BAT (or 9.94% of the outstanding common shares) are held by Karpus Management, Inc. which is located at 14 Tobey Village Office Park, Pittsford, New York 14534, 3,526,800 of the outstanding common shares of BGT (or 6.1% of the outstanding common shares) and 11,254,600 of the outstanding common shares of BTM (or 7.9% of the outstanding common shares) are held by the Federal Home Loan Mortgage Corporation which is located at 8200 Jones Branch Drive, Mclean, Virginia 22102, 13,291,500 of the outstanding common shares of BTM (or 9.4% of the outstanding common shares) are held by Tattersall Advisory Group, Inc. which is located at 6802 Paragon Place, Suite 200, Richmond, Virginia 23230-1655 and 8,034,880 of the outstanding common shares of BGT (or 14.0% of the outstanding common shares) are held by First Union Corporation (formerly Tattersall Advisory Group, Inc.), which is located at One First Union Center, Charlotte, North Carolina 28288-0137.


                                PROPOSAL NO. 1.

                             ELECTION OF DIRECTORS

     With respect to BHY, BKN, BRM, BFC, BRF, BLN, BTT and BTM at the Meeting, Class I Directors will be elected to serve for a term of three years and until their successors are elected and qualify. With respect to BKT, BQT, BMN and BMT and at the Meeting, Class II Directors will be elected to serve for a term of three years and until their successors are elected and qualify. With respect to BCT, BAT, RAA, RFA, RNJ, RNY and BGT, at the Meeting, Class III Directors will be elected to serve for a term of three years and until their successors are elected and qualify. There are only two or three nominees with respect to each of the Trusts because each Trust's Board is classified into three classes and only one class is being elected at the Meeting. The other classes will be elected at subsequent annual meetings of stockholders. With respect to BPS and BSD, at the Meeting, eight Directors will be elected to serve for varying terms of one, two or three years as indicated below by Classes I, II or III, respectively, and until their successors are elected and qualified. In addition, with respect to BTM, BAT, BCT and BGT, respectively, nominees elected as Directors of BTM, BAT, BCT and BGT, respectively, will be appointed by BTM, BAT, BCT and BGT, respectively, to serve as Directors of their respective wholly-owned subsidiaries, BLK Subsidiary Inc. ("BTMS"), BAT Subsidiary Inc. ("BATS"), BCT Subsidiary Inc. ("BCTS") and BGT Subsidiary Inc. ("BGTS"), each of which has identical investment objectives and policies to BTM, BAT, BCT and BGT, respectively. For each of the Trusts, the affirmative vote of a plurality of the shares present at the Meeting at which a quorum is present is required to elect the nominees representing the common stock and for each Trust with a class of Auction Rate Municipal Preferred Stock, the affirmative vote of a plurality of the Auction Rate Municipal Preferred Stock shares of each Trust electing Class I or II directors at this meeting present at the Meeting is required to elect any nominees representing the Auction Rate Municipal Preferred Stock. It is the intention of the persons named in the enclosed proxy to vote in favor of the election of the persons listed below. The Board of Directors of each Trust recommends that you vote "FOR" the nominees.

     The respective Boards of Directors of the Trusts know of no reason why any of the nominees listed below will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominees as the respective Boards of Directors may recommend.

     Certain information concerning the nominees for each of the Trusts is set forth below. All of the nominees are currently Directors of each of the Trusts, including BTMS, BATS, BCTS and BGTS, and have served in such capacity since each of the Trusts commenced their respective operations except that Richard E. Cavanagh has served as Director since his appointment by the Boards (of BKN, BRM, BFC, BRF, BLN, BCT, BKT, BTT, BQT, BAT, BMN, RAA, RFA, RNJ, RNY, BMT, BTM and BGT) on August 11, 1994 to fill a vacancy and, with respect to BKT, BQT, BTT, BAT, BGT, BMN and BMT, James Clayburn LaForce, Jr. has served as Director since his election at the Trusts' annual meeting of stockholders on June 19, 1992 and Walter F. Mondale, who was previously a Director of BKN, BRM, BFC, BLN, BCT, BKT, BTT, BQT, BAT, BMN, BMT, BTM, BGT and Trustee of BRF from inception to August 12, 1993, has served as Director since his election at the Trusts' annual meeting of stockholders on April 15, 1997. Each of the directors also serves as a director of The BlackRock North American Government Income Trust Inc. ("BNA"), a closed-end registered investment company advised by the Advisor. In addition, Mr. Fink serves as a director of Anthracite Capital, Inc. and he serves on the Board of Advisory Directors for Magnetite Asset Investors L.L.C. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The "interested" Directors (as defined by Section 2(a)(19) of the Investment Company Act of 1940) are indicated by an asterisk(*). Unless specified otherwise below, the business address of the Directors and officers of each of the Trusts and the Advisor is 345 Park Avenue, New York, New York 10154 and 400 Bellevue Parkway, Wilmington, Delaware 19809, respectively.

                                                                 TRUST    % OF
                                                                 SHARES  SHARES
                            PRINCIPAL OCCUPATIONS OR             OWNED     OUT
NAME AND AGE               EMPLOYMENT IN PAST 5 YEARS             (*)   STANDING
--------------------  -----------------------------------        ------ --------
Andrew F. Brimmer     President  of  Brimmer  &  Company,   BKT    110     (1)
4400 MacArthur Blvd   Inc.,  a   Washington,   D.C.-based   BTT     10
N.W. Suite 302        economic and  financial  consulting   BAT     10
Washington, DC 20007  firm.   Director   of   CarrAmerica   BGT     10
 Age: 73              Realty  Corporation and Borg-Warner   BMN     10
Class III (**)        Automotive.  Formerly member of the   BMT     10
                      Board of  Governors  of the Federal   BRM     10
                      Reserve System.  Formerly  Director   BKN     10
                      of  AirBorne  Express,  BankAmerica   BCT     20
                      Corporation (Bank of America), Bell   BQT     10
                      South     Corporation,      College   BTM     10
                      Retirement Equities Fund (Trustee),   BSD     25
                      Commodity  Exchange,  Inc.  (Public   BHY    200
                      Governor),  Connecticut Mutual Life
                      Insurance  Company.  E.I. dupont de
                      Nemours & Company,  Equitable  Life
                      Assurance  Society  of  the  United
                      States,       Gannett       Company
                      (publishing),     MNC     Financial
                      Corporation    (American   Security
                      Bank),   NMC  Capital   Management,
                      Navistar International  Corporation
                      (truck   manufacturing),   and  UAL
                      Corporation (United Airlines).

                                                                 TRUST    % OF
                                                                 SHARES  SHARES
                            PRINCIPAL OCCUPATIONS OR             OWNED     OUT
NAME AND AGE               EMPLOYMENT IN PAST 5 YEARS             (*)   STANDING
--------------------  -----------------------------------        ------ --------
Richard E. Cavanagh   President   and   Chief   Executive   BKN     500    (1)
845 Third Avenue      Officer  of The  Conference  Board,   BKT     500
New York, NY 10022    Inc.,  a  leading  global  business   BTT     100
 Age: 53              membership    organization,    from   BAT     100
Class I (**)          1995-present. Former Executive Dean   BGT     100
                      of the John F.  Kennedy  School  of   BMN     100
                      Government  at  Harvard  University   BMT     100
                      from  1988-1995.  Acting  Director,   BRM     100
                      Harvard  Center  for  Business  and   BLN     100
                      Government  (1991-1993).   Formerly   RNY     100
                      Partner  (principal)  of McKinsey &   BCT     100
                      Company, Inc.  (1980-1988).  Former   BQT     100
                      Executive  Director of Federal Cash   BTM     100
                      Management,  White House  Office of   BSD     500
                      Management and Budget  (1977-1979).   BHY     200
                      Co-author,  THE WINNING PERFORMANCE
                      (best   selling   management   book
                      published in 13 national editions.)
                      Trustee,    Wesleyan    University,
                      Drucker    Foundation,    Airplanes
                      Group, Aircraft Finance Trust (AFT)
                      and  Educational   Testing  Service
                      (ETS).  Director,   Arch  Chemicals
                      (chemicals),      Fremont     Group
                      (investments) and The Guardian Life
                      Insurance    Company   of   America
                      (insurance).

Kent Dixon            Consultant/Investor.         Former   BKT  24,000    (1)
9495 Blind Pass Road  President   and   Chief   Executive   BTT   1,000
Unit #602             Officer of Empire  Federal  Savings   BAT     100
St. Petersburg,       Bank  of  America   and  Banc  PLUS
 FL 33706             Savings     Association,     former   BGT     100
 Age: 62              Chairman  of the  Board,  President   BMN     100
Class III (**)        and  Chief  Executive   Officer  of   BMT     100
                      Northeast Savings.  Former Director   BRM     100
                      of ISFA  (the  owner of  INVEST,  a   BRF     100
                      national    securities    brokerage   BKN     100
                      service   designed  for  banks  and   RFA     100
                      thrift institutions).                 BCT     100
                                                            BQT     100
                                                            BTM     100
                                                            BSD     100
                                                            BHY   5,000

                                                                 TRUST    % OF
                                                                 SHARES  SHARES
                            PRINCIPAL OCCUPATIONS OR             OWNED     OUT
NAME AND AGE               EMPLOYMENT IN PAST 5 YEARS             (*)   STANDING
--------------------  -----------------------------------        ------ --------
Frank J. Fabozzi        Consultant. Editor of THE JOURNAL   BKT      10    (1)
858 Tower View Circle   OF   PORTFOLIO   MANAGEMENT   and   BTT      10
New Hope, PA 18938      Adjunct  Professor  of Finance at   BAT      10
 Age: 51                the School of  Management at Yale   BGT      10
Class II (**)           University.   Director,  Guardian   BMN      10
                        Mutual  Funds  Group.  Author and   BMT      10
                        editor of several  books on fixed   BRM      10
                        income   portfolio    management.   BKN      10
                        Visiting Professor of Finance and   BCT      10
                        Accounting at the Sloan School of   BQT      10
                        Management,         Massachusetts   BTM      10
                        Institute of Technology from 1986   BSD     100
                        to August 1992.                     BPS     100
                                                            BHY      10



Laurence D. Fink*       Chairman   and  Chief   Executive   BKT  16,680    (1)
 Age: 47                Officer  of  BlackRock  Financial   BTT  15,777
Class III (**)          Management,    Inc.,    BlackRock   BAT      10
                        Advisors,   Inc.  and  BlackRock,   BGT      10
                        Inc.    Formerly,    a   Managing   BMN      10
                        Director  of  The  First   Boston   BMT      10
                        Corporation,    member   of   its   BRM      10
                        Management Committee,  co-head of   RNJ      10
                        its Taxable Fixed Income Division   BCT      10
                        and head of its Mortgage and Real   BQT      10
                        Estate Products Group. Currently,   BTM      10
                        Chairman   of   the   Board   and   BKN      10
                        Director  of each of  BlackRock's   BSD      10
                        Trusts,  and Anthracite  Capital,   BHY   1,000
                        Inc.    Trustee   of   New   York
                        University     Medical    Center,
                        Dwight-Englewood School, National
                        Outdoor   Leadership  School  and
                        Phoenix   House.  A  Director  of
                        VIMRx  Pharmaceuticals,  Inc. and
                        Innovir Laboratories, Inc.

                                                                 TRUST    % OF
                                                                 SHARES  SHARES
                            PRINCIPAL OCCUPATIONS OR             OWNED     OUT
NAME AND AGE               EMPLOYMENT IN PAST 5 YEARS             (*)   STANDING
----------------------  ---------------------------------        ------ --------
James Clayburn          Dean  Emeritus  of  The  John  E.   BKT      10    (1)
  LaForce, Jr.          Anderson   Graduate   School   of   BTT      10
P.O. Box 1595           Management,     University     of   BAT      10
Pauma Valley, CA 92061  California  since  July 1,  1993.   BGT      10
 Age: 71                Director,  Eli Lilly and  Company   BMN      10
Class I (**)            (pharmaceuticals),         Jacobs   BMT      10
                        Engineering Group, Inc., Rockwell   BRM      10
                        International Corporation, Payden   BFC   3,410
                        & Rygel  Investment Trust (mutual   BKN      10
                        fund),    Provident    Investment   RAA      10
                        Counsel     Funds     (investment   BCT      10
                        companies),     Timken    Company   BQT      10
                        (roller  bearing  and  steel) and   BTM      10
                        Motor      Cargo       Industries   BSD     750
                        (transportation).  Acting Dean of   BHY     100
                        The School of Business, Hong Kong
                        University    of   Science    and
                        Technology  1990-1993.  From 1978
                        to  September  1993,  Dean of The
                        John E. Anderson  Graduate School
                        of   Management,   University  of
                        California.


Walter F. Mondale       Partner,  Dorsey & Whitney, a law   BKT      20    (1)
220 South Sixth Street  firm   (December    1996-present,   BTT      20
Minneapolis, MN 55402   September    1987-August   1993).   BAT      20
 Age: 71                Formerly,   U.S.   Ambassador  to   BGT      20
Class II (**)           Japan (1993-1996).  Formerly Vice   BMN      20
                        President  of the United  States,   BMT      20
                        U.S. Senator and Attorney General   BQT      20
                        of the State of  Minnesota.  1984   BTM      20
                        Democratic  Nominee for President   BRM      20
                        of the United States.               BKN      20
                                                            BCT      20
                                                            BSD      20
                                                            BHY     300

                                                                 TRUST    % OF
                                                                 SHARES  SHARES
                            PRINCIPAL OCCUPATIONS OR             OWNED     OUT
NAME AND AGE               EMPLOYMENT IN PAST 5 YEARS             (*)   STANDING
----------------------  ---------------------------------        ------ --------
Ralph L. Schlosstein*   President of BlackRock  Financial   BKT   6,000    (1)
 Age: 49                Management,    Inc.,    BlackRock   BTT   1,000
Class II (**)           Advisors,   Inc.  and  BlackRock,   BAT     100
                        Inc.    Formerly,    a   Managing   BGT     100
                        Director of Lehman Brothers, Inc.   BMN     100
                        and co-head of its  Mortgage  and   BMT     100
                        Savings    Institutional   Group.   BRM     100
                        Currently,  President  of each of   BLN     100
                        the  closed-end  funds  in  which   BKN     100
                        BlackRock Advisors,  Inc. acts as   RNY     100
                        investment  advisor.  Trustee  of   BCT     100
                        Denison    University   and   New   BQT     100
                        Visions for Public  Education  in   BTM     100
                        New York City.  A Director of the   BSD     100
                        Pulte Corporation and a member of   BHY   1,000
                        the Visting Board of Overseers of
                        the  John F.  Kennedy  School  of
                        Government at Harvard University.


----

     (1)  Less than 1%.

     (*) If the Trust is not listed the Director does not own any shares of the Trust.

     (**) Only Class I Directors are being elected by BHY, BKN, BRM, BFC, BRF, BLN, BTT and BTM, only Class II Directors are being elected by BKT, BQT, BMN and BMT and only Class III Directors are being elected by BCT, BAT, RAA, RFA, RNJ, RNY and BGT. All three classes are being elected by BPS and BSD. Thus, with respect to only BPS and BSD, Class I directors will be elected to serve until the 2001 annual meeting with the position then becoming one for subsequent three year terms, Class II directors will be elected until the 2002 annual meeting with the position then becoming one for subsequent three year terms and Class III directors will be elected for three year terms as of the meeting.

     All Directors and officers as a group owned less than 1% of the shares of each of the Trusts as of February 29, 2000. Each Trust has an executive committee composed of Messrs. Fink and Schlosstein.

     None of the Trusts has a compensation or nominating committee of the Board of Directors, or committees performing similar functions. Each of the Trusts has an audit committee composed of all the Directors who are not interested persons of such Trust or the Advisor (the "Independent Directors") which is charged with recommending a firm of independent accountants to its respective Trust and reviewing accounting matters with the accountants. With respect to BTM, there were two meetings of the audit committee held between July 1, 1998 and June 30, 1999. With respect to BKT, BCT, BKN, RAA, RNJ, RNY and RFA, there were two meetings of the audit committee held between November 1, 1998 and October 31, 1999. With respect to BHY, there was one meeting of the audit committee held between the Trust's date of incorporation and October 31, 1999. With respect to BNN, BTT, BAT, BGT, BRM, BLN, BFC, BRF, BMN, BQT and BMT, there was one meeting of the audit committee held between January 1, 1999 and December 31, 1999. With respect to each of the Trusts, all members attended at least 75% of the meetings.

     Four meetings of the Board of Directors of BTM were held between July 1, 1998 and June 30, 1999. Four meetings of the Boards of Directors of BKT, BKN, RFA, RNJ, RNY, BCT and RAA were held between

November 1, 1998 and October 31, 1999. Five meetings of the Trustees of BHY were held between the Trust's date of declaration and October 31, 1999. Six meetings of the Boards of Directors of BRM, BLN, BFC, BRF, BMN and BMT were held between January 1, 1999 and December 31, 1999. Four meetings of the Boards of Directors of BAT, BTT, BGT and BQT were held between January 1, 1999 and December 31, 1999. Two meetings of the Trustees of BPS and BSD were held between the Trust's date of declaration and December 31, 1999. With respect to each of the Trusts, all Directors attended at least 75% of the meetings.

     In addition to Messrs. Fink and Schlosstein, all the following executive officers except Messrs. Amero, Schaney, and Klingert, hold the same position with each of the Trusts. With respect to Mr. Amero, of the Trusts, he is an officer of BTM, BQT, BCT, BTT, BAT, BGT, BHY and BKT only. With respect to Mr. Klingert, of the Trusts, he is an officer of BRM, BLN, BFC, BRF, BKN, BMN, RAA, RFA, RNJ, RNY, BPS, BSD and BMT only. With respect to Mr. Schaney, of the Trust, he is an officer of BHY only.

                                             OTHER PRINCIPAL OCCUPATIONS
NAME AND AGE              TITLE                    IN PAST 5 YEARS
-------------------- ---------------- ------------------------------------------
Scott Amero          Vice President   Managing  Director of BlackRock  Financial
  Age: 36                             Management,  Inc. From 1985 to 1990,  Vice
                                      President at The First Boston Corporation in the Fixed Income Research Department.

Keith T. Anderson    Vice President   Managing  Director of BlackRock  Advisors,
  Age: 40                             Inc.   since   February   1998.   Managing
                                      Director    of     BlackRock     Financial
                                      Management,   Inc.   since  January  1991.
                                      Director    of     BlackRock     Financial
                                      Management,   Inc.   from  April  1988  to
                                      January 1991.  From February 1987 to April
                                      1988,  Vice  President at The First Boston
                                      Corporation  in the Fixed Income  Research
                                      Department.  Previously Vice President and
                                      Senior  Portfolio   Manager  at  Criterion
                                      Investment    Management    Company   (now
                                      Nicholas-Applegate).

Henry Gabbay         Treasurer        Managing  Director of BlackRock  Advisors,
  Age: 52                             Inc.   since   February   1998.   Managing
                                      Director    of     BlackRock     Financial
                                      Management,   Inc.   since  January  1990.
                                      Director    of     BlackRock     Financial
                                      Management,  Inc.  from  February  1989 to
                                      January  1990.   From  September  1984  to
                                      February 1989, Vice President at The First
                                      Boston Corporation.

Michael C. Huebsch   Vice President   Managing  Director of BlackRock  Financial
  Age: 41                             Management,   Inc.   since  January  1991.
                                      Director    of     BlackRock     Financial
                                      Management,  Inc.  from  January  1989  to
                                      January  1991.  From July 1985 to  January
                                      1989,  Vice  President at The First Boston
                                      Corporation  in the Fixed Income  Research
                                      Department.

                                             OTHER PRINCIPAL OCCUPATIONS
NAME AND AGE              TITLE                    IN PAST 5 YEARS
-------------------- ---------------- ------------------------------------------
Robert S. Kapito   Vice President     Vice Chairman of BlackRock Advisors,  Inc.
  Age: 43                             since  February  1998.  Vice  Chairman  of
                                      BlackRock Financial Management, Inc. since
                                      March 1988.  From  December  1985 to March
                                      1988,  Vice  President at The First Boston
                                      Corporation   in  the  Mortgage   Products
                                      Group.

Kevin Klingert     Vice President     Managing  Director of BlackRock  Advisors,
  Age: 37                             Inc.   since   February   1998.   Managing
                                      Director    of     BlackRock     Financial
                                      Management,   Inc.   since  January  1996.
                                      Director    of     BlackRock     Financial
                                      Management,  Inc.  from  January  1994  to
                                      January 1996.  Vice President of BlackRock
                                      Financial  Management,  Inc.  from October
                                      1991 to January  1994.  From March 1985 to
                                      October 1991,  Assistant Vice President at
                                      Merrill Lynch, Pierce, Fenner & Smith in the Unit Investment Trust Department.

James Kong         Assistant          Managing  Director of BlackRock  Financial
  Age: 39          Treasurer          Management,   Inc.   since  January  1996.
                                      Director    of     BlackRock     Financial
                                      Management,  Inc.  from  January  1993  to
                                      January 1996. Vice President and Associate
                                      of BlackRock  Financial  Management,  Inc.
                                      from   January  1991  and  April  1989  to
                                      January    1993    and    January    1991,
                                      respectively.  From  April  1987 to  April
                                      1989,  Assistant  Vice  President  at  The
                                      First  Boston  Corporation  in the CMO/ABO
                                      Administration   Department.    Previously
                                      affiliated with Deloitte,  Haskins & Sells
                                      (now Deloitte & Touche LLP).

Karen H. Sabath    Secretary          Managing  Director of BlackRock  Advisors,
  Age: 34                             Inc.   since   February   1998.   Managing
                                      Director    of     BlackRock     Financial
                                      Management,  Inc. since January 1993. Vice
                                      President   and   Associate  of  BlackRock
                                      Financial  Management,  Inc.  from January
                                      1989 and August  1988 to January  1993 and
                                      January 1989, respectively. From June 1986 to July 1988, Associate at The First
                                      Boston Corporation in the Mortgage Finance
                                      Department.

                                             OTHER PRINCIPAL OCCUPATIONS
NAME AND AGE              TITLE                    IN PAST 5 YEARS
-------------------- ---------------- ------------------------------------------
Dennis Schaney       Vice President   Managing  Director of BlackRock  Financial
  Age: 43                             Management,  Inc.  and  Head  of the  High
                                      Yield Team since February 1998.  From June
                                      1989 to February 1998, Managing Director at Merrill Lynch in the Global Fixed
                                      Income Research and Economics Department.

Richard Shea, Esq.   Vice President/  Effective  January 2000 Managing  Director
  Age: 40            Tax              of BlackRock  Financial  Management,  Inc.
                                      Director    of     BlackRock     Financial
                                      Management,  Inc.  from  January  1996  to
                                      January 2000.  Vice President of BlackRock
                                      Financial  Management,  Inc. from February
                                      1993 to January  1996.  From December 1988
                                      to February 1993, Associate Vice President
                                      and Tax Counsel at Prudential  Securities,
                                      Inc.  From August  1984 to December  1988,
                                      Senior  Tax   Specialist  at  Laventhol  &
                                      Horwath.

                                  REMUNERATION

                   The following table sets forth certain information regarding the compensation of the Fund's directors and officers.


                                                         TOTAL COMPENSATION
                                     AGGREGATE         FROM THE FUND COMPLEX
                                   COMPENSATION          PAID TO DIRECTORS
NAME OF PERSON AND POSITION       FROM THE TRUSTS          AND OFFICERS*
----------------------------------------------------------------------------
  Andrew R. Brimmer                   $148,000             $160,000(23)
  Richard E. Cavanagh                 $148,000             $160,000(23)
  Kent Dixon                          $148,000             $160,000(23)
  Frank J. Fabozzi                    $148,000             $160,000(23)
  James Claybourne LaForce, Jr.       $148,000             $160,000(23)
  Walter F. Mondale                   $148,000             $160,000(23)

----------

* Represents the total compensation paid to such persons during the calendar year ended December 31, 1999 by investment companies (including the BNA Trust) from which such person receives compensation that is considered part of the same fund complex as the Fund because they have common investment advisers. The number in parentheses represents the number of such investment companies.

     The attendance fees of each Independent Director of the Trusts are reduced proportionately, based on each respective Trust's net assets, so that the aggregate per meeting fee for all meetings of the boards of directors of the Trusts held on a single day does not exceed $20,000 for any Director. The $6,000 per annum fee for serving on each Board is also reduced proportionately, based on each respective Trust's net assets. For BTM, fees of $73,500 were accrued by the Trust between July 1, 1998 and June 30, 1999. For BTT, BAT, BGT, BRM, BLN, BFC, BRF, BMN, BQT, BPS, BSD and BMT fees of $84,000, $25,000, $87,000, $82,500,
$46,500,  $44,000,  $36,000,  $84,000,  $84,000,  $4,500,  $5,500  and  $73,000,
respectively, were accrued by each Trust from January 1, 1999 to December 31, 1999 or commencement of operations to December 31, 1999 for BPS and BSD. For BHY, BCT, RAA, RFA, RNJ, RNY, BKN and BKT fees of $35,000, $14,000,

$14,000,  $14,000,  $14,000,  $14,000,  $58,500  and $84,000, respectively, were accrued from November 1, 1998 to October 31, 1999 or commencement of operations to October 31, 1999 for BHY. None of the Directors received any pension or retirement benefits. None of the officers of the Trusts received any compensation, including pension or retirement benefits, from the Trusts for such period. Messrs. Fink, Schlosstein, Amero, Anderson, Huebsch, Kapito, Gabbay, Klingert, Kong, Schaney, Shea and Ms. Sabath, officers and/or Directors of the Trusts, are also affiliated with the Advisor. They receive compensation from the Advisor or one of its affiliates although under the terms of the investment advisory agreements some portion of their compensation could be reimbursable by a particular Trust to the extent such person's working time is devoted to that particular Trust's operations.

     THE BOARD OF DIRECTORS OF EACH TRUST RECOMMENDS THAT YOU VOTE "FOR" THE NOMINEES. THE AFFIRMATIVE VOTE OF A PLURALITY OF THE SHARES PRESENT IS NECESSARY TO ELECT THE DIRECTOR NOMINEES.



                                PROPOSAL NO. 2.

               RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

     Deloitte & Touche LLP ("D&T") has been selected as the independent auditors by a majority of each of the Trusts' Board of Directors, including a majority of the Independent Directors, by vote cast in person subject to ratification by the stockholders at the Meeting to audit the accounts of each of the Trusts for and during each Trust's fiscal year ending in 2000. In addition, with respect to BTM, BAT, BCT and BGT ratification of the selection of D&T as independent auditors for these Trusts will cause these Trusts to ratify the selection of D&T as the independent auditors of their wholly-owned subsidiaries BTMS, BATS, BCTS and BGTS respectively. None of the Trusts knows of any direct or indirect financial interest of D&T in the Trusts.

     Representatives of D&T will attend the Meeting, will have the opportunity to make a statement if they desire to do so and will be available to answer questions.

     The affirmative vote of a simple majority of shares present and voting at the meeting at which a quorum is present is required to ratify the selection of D&T.

     THE BOARD OF DIRECTORS OF EACH TRUST RECOMMENDS THAT YOU VOTE "FOR" THE RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS. AN AFFIRMATIVE VOTE OF A SIMPLE MAJORITY OF THE SHARES AT THE MEETING AT WHICH A QUORUM IS PRESENT AND VOTING IS NECESSARY TO RATIFY THE SELECTION OF INDEPENDENT AUDITORS.


                             ADDITIONAL INFORMATION
                              INVESTMENT ADVISOR

     BlackRock was formed in 1988 to provide investment advisory services for individual and institutional investors. The Trusts have investment advisory agreements with BlackRock Advisors, Inc. BlackRock Advisors, Inc. is a wholly-owned subsidiary of BlackRock, Inc. In February 1995, BlackRock was acquired by PNC Bank, N.A. and became a wholly-owned subsidiary of PNC Asset Management Group. In January 1998, 20% of BlackRock was purchased by the managing directors of BlackRock such that PNC Asset Management Group owned 80% of BlackRock. In early 1998, the five investment management firms that comprised the PNC Asset Management Group consolidated under BlackRock, resulting in a $100 billion money management firm offering established investment expertise in domestic and international equity, global fixed income, cash management as well as risk management technology. On October 1, 1999

BlackRock, Inc. completed an initial public offering of 9 million shares of Class A common stock at $14 per share. Subsequent to the initial public offering, approximately 14% of BlackRock, Inc. is publicly owned, approximately 70% is owned by PNC Bank and approximately 16% is owned by BlackRock employees. BlackRock, Inc. is one of the largest publicly traded investment management firms in the country with assets under management of approximately $165 billion as of December 31, 1999.

     The executive officers of the Advisor are:


NAME                        POSITION
--------------------------- -------------------------------------------------
     Laurence D. Fink       Director, Chairman and Chief Executive Officer
     Ralph L. Schlosstein   Director and President
     Robert S. Kapito       Director and Vice Chairman
     Robert P. Connolly     Managing Director, General Counsel and Secretary
     Henry Gabbay           Managing Director

Messrs. Fink and Schlosstein are officers and Directors, and Messrs. Gabbay and Kapito are officers of the Trusts.

                              FINANCIAL STATEMENTS

     Each Trust will furnish, without charge, a copy of such Trust's most recent Annual Report and the most recent Semi-Annual Report succeeding the Annual Report, if any, to any stockholder upon request, provided such Annual or Semi-Annual Report is not enclosed herein. Requests should be directed to 400 Bellevue Parkway, Wilmington, DE 19809 (telephone number (800) 227-7BFM(7236)).

                       DEADLINE FOR STOCKHOLDER PROPOSALS

     Stockholder proposals intended to be presented at the 2001 Annual Meeting of the Stockholders of each of the Trusts must be received by December 2, 2000 to be included in the proxy statement and the form of proxy relating to that meeting as the Trust expects that the 2001 Annual Meeting will be held in May of 2001.

                                 OTHER MATTERS

     The management knows of no other matters which are to be brought before the Meeting. However, if any other matters not now known or determined properly come before the Meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their judgment on such matters.

     All proxies received will be voted in favor of all the proposals, unless otherwise directed therein.


                                        Very truly yours,


                                        LAURENCE D. FINK
                                        Chairman and Chief Executive Officer


                                        RALPH L. SCHLOSSTEIN
                                        President
March 31, 2000

                                     PROXY

                                 THE BLACKROCK
                     INSURED MUNICIPAL 2008 TERM TRUST INC.
                                  COMMON STOCK

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Karen H. Sabath, Robert S. Kapito and Henry Gabbay as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all the shares of beneficial interest of The BlackRock Insured Municipal 2008 Term Trust Inc. (the "Trust") held of record by the undersigned on February 29, 2000 at the Annual Meeting of Stockholders of the Trust to be held on May 18, 2000 or at any adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER, IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

--------------------------------------------------------------------------------
                    PLEASE MARK BOXES IN BLUE OR BLACK INK.

                 SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY
                   USING THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                DO YOU HAVE ANY COMMENTS?

---------------------------------------  ---------------------------------------

---------------------------------------  ---------------------------------------

---------------------------------------  ---------------------------------------

                                                                           ----
                                                                               |
                                                                               |

[X] PLEASE MARK VOTES AS IN THIS EXAMPLE

--------------------------------------------------------------------------------
                                 THE BLACKROCK
                     INSURED MUNICIPAL 2008 TERM TRUST INC.
--------------------------------------------------------------------------------

                                  COMMON STOCK


                                            ------------------------------------
Please be sure to sign and date this Proxy. |  Date
--------------------------------------------------------------------------------


---Stockholder sign here-----------------------Co-Owner sign here---------------

1. Election of Director.                                For the   With-
                                                        Nominee   hold
                JAMES CLAYBURN LAFORCE JR.                [_]     [_]



2. To consider and act upon the ratification of the       For   Against Abstain
   selection  of  Deloitte & Touche LLP as auditors       [_]     [_]      [_]
   of the Trust for the Trust's  fiscal year ending
   October 31, 2000.

3. To transact such other  business as may properly       For   Against Abstain
   come  before  the  meeting  or any  adjournments       [_]     [_]      [_]
   thereof.

   Mark box at right if any address change or comment has been              [_]
   noted on the reverse side of this card.

                                     PROXY

                                 THE BLACKROCK
                     INSURED MUNICIPAL 2008 TERM TRUST INC.
                                 PREFERRED STOCK

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Karen H. Sabath, Robert S. Kapito and Henry Gabbay as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all the shares of preferred stock of The BlackRock Insured Municipal 2008 Term Trust Inc. (the "Trust") held of record by the undersigned on February 29, 2000 at the Annual Meeting of Stockholders of the Trust to be held on May 18, 2000 or at any adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER, IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

--------------------------------------------------------------------------------
                    PLEASE MARK BOXES IN BLUE OR BLACK INK.

                 SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY
                   USING THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                DO YOU HAVE ANY COMMENTS?

---------------------------------------  ---------------------------------------

---------------------------------------  ---------------------------------------

---------------------------------------  ---------------------------------------

                                                                           ----
                                                                               |
                                                                               |

[X] PLEASE MARK VOTES AS IN THIS EXAMPLE

--------------------------------------------------------------------------------
                                  THE BLACKROCK
                     INSURED MUNICIPAL 2008 TERM TRUST INC.
--------------------------------------------------------------------------------

                                 PREFERRED STOCK

                                            ------------------------------------
Please be sure to sign and date this proxy. |  Date
--------------------------------------------------------------------------------


---Stockholder sign here-----------------------Co-Owner sign here---------------

1. Election of Directors.                               For All   With-  For All
                  RICHARD E. CAVANAGH                   Nominees  hold   Except
              JAMES CLAYBURN LAFORCE, JR.                  [_]     [_]     [_]


   Instruction: To withhold authority to vote "For" any individual nominee, mark the "For All Except" box and strike a line through the nominee's name in the list above.


2. To consider and act upon the ratification of the        For  Against  Abstain
   selection  of  Deloitte & Touche LLP as auditors        [_]     [_]     [_]
   of the Trust for the Trust's  fiscal year ending
   December 31, 2000.

3. To transact such other  business as may properly        For  Against  Abstain
   come  before  the  meeting  or any  adjournments        [_]     [_]     [_]
   thereof.

Mark box at right if an address change or comment has been
noted on the reverse side of this card.                                      [_]